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                                                                    EXHIBIT 32.2

                              AEROSONIC CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Aerosonic Corporation (the "Company") for the period ending January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary E. Colbert, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

October 31, 2003
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/s/ GARY E. COLBERT
-----------------------
Gary E. Colbert
Chief Financial Officer

A signed original of this written statement required by section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.